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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 1999


                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                   -------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Colorado                      0-21821                 93-0962072
---------------------------         ---------------   --------------------------
State or Other Jurisdiction           Commission              IRS Employer
Of Incorporation or Organization      File Number           Identification No.


                410 17th Street, Suite 400 Denver, Colorado 80202
                -------------------------------------------------
               Address of Principal Executive Offices and Zip Code

Registrant's telephone number, including area code  (888) 313-8051
                                                    --------------


Item 3.    Bankruptcy or Receivership

On August 12, 1999, Campbell Investors, FINOVA Capital Corp. and National Bank of Canada filed a complaint against TPSS Acquisition Corporation ("TPSS") in the Court of Common Pleas of Lucas County, Ohio (Case No. CI0199903672), seeking amounts allegedly due with respect to a lease agreement and certain loan agreements which were assumed by TPSS. In connection with that litigation, the Plaintiffs sought and, on August 20, 1999, received an Order appointing Ralph DeNune as receiver to take control and dispose of TPSS's assets.

Item 4.    Changes in Registrant's Certifying Accountant

Arthur Andersen LLP has resigned as the Company's independent public accountants, effective August 23, 1999. Arthur Andersen had expressed an opinion on the Company's

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financial statements for the fiscal year ended December 31, 1998. Except as described in the following sentence, the report of Arthur Andersen with respect to the financial statements for the year ended December 31, 1998, did not contain an adverse opinion or disclaimer of opinion; nor was it modified as to uncertainty, audit scope or accounting principles. The report of Arthur Andersen with respect to the financial statements for the year ended December 31, 1998, was modified for uncertainty, as the Company had suffered recurring losses form operations, had a working capital deficit and a shareholders' deficit that raised substantial doubt about the Company's ability to continue as a going cocern. Prior to the resignation of Arthur Andersen, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with with its report. No new independent accountant has been selected by the Company.

Item 5.    Other Events

Consolidated Capital of North America, Inc. (the "Company") no longer controls the operations at Capitol Metals Co. ("Capitol"), TPSS and Angeles Metal Trim Co. ("Angeles"), the Company's three wholly-owned subsidiaries. These subsidiaries are being liquidated by their senior creditors with the acquiescence of the Company. The Company does not anticipate that the proceeds of such liquidation will be sufficient to provide any distributions to the Company's shareholders. The Company has conducted all of its business operations through Capitol, TPSS and Angeles.

Several lawsuits seeking payment of debts claimed to be owing by the Company's subsidiaries have been filed against the Company's subsidiaries. One of those lawsuits also asserts claims against the Company based on an alter ego theory.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Consolidated Capital of North America, Inc.

                                     By:        /s/Paul Bagley
                                        ----------------------------------------
                                               Chief Executive Officer


Date:    August 23, 1999